UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2010

Baron Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-146627	26-0582528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3327 West Wadley, #3-267, Midland, Texas		79707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(432) 685-1307

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Further to our Form 8-K filed on March 11, 2010 (the "March 11, 2010 8-K"), as a resolution to the Default Notice referenced in Item 2.04 of the March 11, 2010 8-K, under that certain Loan Agreement by and between Permian Legend Petroleum LP ("Permian") and American State Bank, a state banking association organized under the laws of the State of Texas ("ASB"), dated as of August 1, 2008, as amended, and under that certain First Modification and Amendment of Term Note executed by Esconde Resources LP ("Esconde") in favor of ASB, dated December 15, 2009 (the "Prior Loan Documents"), to extend the terms of the loans represented by the Prior Loan Documents, on June 2, 2010 Baron Energy, Inc. (OTCBB:BROE) (the "Company"), an independent oil and gas company organized and existing under the laws of the state of Nevada, entered into a loan agreement (the "Loan Agreement") effective May 1, 2010, by and among the Company, acting as successor-in-interest, by merger, to Esconde and Permian; Ronnie L. Steinocher "Steinocher"), an individual and stockholder, officer and director of the Company; Lisa P. Hamilton ("Hamilton"), also an individual and stockholder, officer and director of the Company; and Pierce-Hamilton Energy Partners LP, a Texas limited partnership ("PHEP," and collectively, the "Guarantors"); and ASB. Pursuant to the Loan Agreement, ASB has agreed not to pursue its rights relating to any event of default under the Prior Loan Documents but does not waive its rights to pursue any events of default under the Loan Agreement. A copy of the Loan Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated in its entirety in this Item 1.01 disclosure by reference.

PHEP is owned 99% by Hamilton and 1% by Muscoda Hill Energy LLC, its General Partner ("PHEP GP"), and PHEP GP is owned 100% by Lisa P. Hamilton. When the Company negotiated the Loan Agreement with ASB, ASB required that the Company’s management team pledge their Company shares as part of the guaranty, as more fully described below. Due to the fact that the majority of Hamilton’s shares were held by the PHEP entity she owned and controlled, rather than by Hamilton individually, it became necessary for PHEP to become a party to and guarantor under the Loan Agreement.

The Loan Agreement provides for a $1,000,000 loan (the "Loan") from ASB to the Company, represented by a promissory note in the amount of $550,000 (the "First Note") and a promissory note in the amount of $450,000 (the "Second Note," and collectively, the "Notes"). A copy of each of the Notes is attached to this Current Report of Form 8-K as Exhibit 10.2 and Exhibit 10.3 and they are incorporated in their entirety in this Item 1.01 disclosure by reference. The Notes bear interest at a rate equal to the greater of (i) the "American State Bank Base Rate," as defined in the attached Notes, plus 2.50% or (ii) 6.50%, and mature on September 1, 2010. Principal and interest on the First Note is payable in the amount of $17,000.00 per month, commencing June 1, 2010, with a balloon payment of remaining principal and interest at maturity. Interest on the Second Note is payable monthly, commencing June 1, 2010, with principal due at maturity. The first payments due by June 1, 2010 under the Notes were made as required. The Notes may be prepaid at any time without penalty.

The Loan Agreement also provides for the issuance of a letter of credit (the "LOC") in the amount of $50,000, for the benefit of the Texas Railroad Commission (the "TRC"), expiring on August 1, 2011 (the "Expiration Date"). Under the Loan Agreement, if the TRC calls for funding under the LOC, the Company has agreed to make payments of outstanding principal and accrued interest, to be calculated at the same rate as that required under the Notes, with such payments to be amortized over the time period that begins with funding under the LOC and ends at the Expiration Date. Within the time period specified by the TRC, the Company will provide that agency with advance notice of its intention to have another financial institution issue any renewal or extension of the LOC. ASB has advised the Company that it will not renew the LOC beyond the Expiration Date and that the Company will be required to replace that LOC with a bond or a letter of credit issued by another institution as of that date. In the interim, regardless of whether the Company has paid off the Loan, ASB will require the Company to continue to provide cash collateralization as consideration for ASB’s willingness to keep the LOC in effect.

As security for the payment of all indebtedness, obligations and liabilities of the Company and Guarantors to ASB arising out of the Loan Agreement (the "Obligations"), the Company has, with respect to the Obligations represented by the First Note, entered into a Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement and a Subordinate Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement, each dated as of May 1, 2010, and each for the benefit of ASB (collectively, the "First Note Mortgages") and, with respect to the Obligations represented by the Second Note, entered into a Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement and a Subordinate Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement, each dated as of May 1, 2010, and each for the benefit of ASB (collectively, the "Second Note Mortgages," and, together with the First Note Mortgages, the "Mortgages"). In addition to the standard covenants, warranties, representations and mortgage of certain properties, rights and assets of the Company, as more particularly described in the attached Mortgages, the Mortgages assign to ASB until the termination of such Mortgages:

(i) all hydrocarbons, and the proceeds therefrom and products obtained or processed therefrom, produced and to be produced from the Mortgaged Property (as such term is defined in the First Note Mortgages with respect to the Obligations secured thereby and as such term is defined in the Second Note Mortgages with respect to the obligations secured thereby),

(ii) all proceeds payable to or to become payable to the Company or to which the Company is entitled under all current or future gas sales or exchange contracts, all oil, distillate, or condensate sales or exchange contracts, all gas transportation contracts, and all gas processing contracts comprising the Mortgaged Property,

(iii) all amounts, sums, revenues, and income which become payable to the Company from any of the Mortgaged Property (including any after-acquired properties) or under any contract, present or future, relating to, any current or future gas pipeline system and processing plant or unit constituting a part of the Mortgaged Property, and

(iv) all lease bonus, delay rentals, royalties and shut-in gas royalties which become payable to the Company from any of the Mortgaged Property.

Copies of the First Note Mortgages and Second Note Mortgages are attached to this Current Report on Form 8-K as Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7 and they are incorporated in their entirety in this Item 1.01 disclosure by reference.

As further security for the Obligations, the Guarantors have each entered into a Guaranty Agreement in favor of ASB (collectively, the "Guaranties") pursuant to which each Guarantor has guaranteed payment of the Loan. A form of Guaranty Agreement is attached to this Current Report on Form 8-K as Exhibit 10.8 and is incorporated in its entirety in this Item 1.01 disclosure by reference.

As security for the payment of all indebtedness, obligations and liabilities of the Company or Guarantors to ASB arising out of the Guaranties, the Guarantors have each entered into a Stock Pledge Agreement and Security Agreement for the benefit of ASB (the "Stock Pledge"), pursuant to which the Guarantors have pledged certain negotiable securities to ASB. Steinocher has pledged 1,444,592 shares of his common stock, Hamilton has pledged 51,734 shares of her common stock, and PHEP has pledged 1,479,613 shares of its common stock. A form of the Stock Pledge is attached to this Current Report on Form 8-K as Exhibit 10.9 and incorporated in its entirety in this Item 1.01 disclosure by reference.

The foregoing description of the Loan Agreement and the agreements relating thereto is qualified in its entirety by reference to the full text of the Loan Agreement, the First Note, the Second Note, the First Note Mortgages, the Second Note Mortgages, the form of Stock Pledge and the form of Guaranty filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The disclosure set forth under Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Description
10.1 Loan Agreement by and between Baron Energy, Inc., Ronnie L. Steinocher, Lisa P. Hamilton and Pierce-Hamilton Energy Partners LP and American State Bank, dated May 1, 2010*

10.2 $550,000 Term Note dated May 1, 2010 from Baron Energy, Inc. in favor of American State Bank

10.3 $450,000 Term Note dated May 1, 2010 from Baron Energy, Inc. in favor of American State Bank

10.4 Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank- Borden, Garza and Scurry Counties, Texas, dated May 1, 2010*

10.5 Subordinate Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Jones, Runnels, Taylor Counties, Texas, dated May 1, 2010*

10.6 Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Jones, Runnels, Taylor Counties, Texas, dated May 1, 2010*

10.7 Subordinate Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Borden, Garza and Scurry Counties, Texas, dated May 1, 2010*

10.8 Form of Guaranty Agreement in favor of American State Bank

10.9 Form of Stock Pledge Agreement and Security Agreement with American State Bank*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baron Energy, Inc.

June 8, 2010	By:	Lisa P. Hamilton

Name: Lisa P. Hamilton
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement by and between Baron Energy, Inc., Ronnie L. Steinocher, Lisa P. Hamilton and Pierce-Hamilton Energy Partners LP and American State Bank, dated May 1, 2010
10.2	$550,000 Term Note dated May 1, 2010 from Baron Energy, Inc. in favor of American State Bank
10.3	$450,000 Term Note dated May 1, 2010 from Baron Energy, Inc. in favor of American State Bank
10.4	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Borden, Garza and Scurry Counties, Texas, dated May 1, 2010

10.5	Subordinate Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Jones, Runnels, and Taylor Counties, Texas, dated May 1, 2010
10.6	Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Jones, Runnels, and Taylor Counties, Texas, dated May 1, 2010
10.7	Subordinate Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement granted to Mike Marshall, Trustee, for the benefit of American State Bank - Borden, Garza and Scurry Counties, Texas, dated May 1, 2010
10.8	Form of Guaranty Agreement in favor of American State Bank
10.9	Form of Stock Pledge Agreement and Security Agreement with American State Bank